Exhibit 99.1
FOR IMMEDIATE RELEASE
 July 20, 2011
INVESTOR CONTACT
Myrna Vance, 214.932.6646
myrna.vance@texascapitalbank.com
TEXAS CAPITAL BANCSHARES ANNOUNCES OPERATING RESULTS FOR Q2 2011
DALLAS — July 20, 2011 — Texas Capital Bancshares, Inc. (NASDAQ: TCBI), the parent company of Texas Capital Bank, announced earnings and operating results for the second quarter of 2011.
•	Net income increased 40% on a linked quarter basis and increased 106% from Q2 2010

•	EPS increased 42% on a linked quarter basis and increased 100% for the second quarter of 2011 as compared to the same quarter of 2010

•	Demand deposits remained consistent and total deposits increased 4% on a linked quarter basis and grew 32% and 10%, respectively, from Q2 2010

•	Loans held for investment increased 10% and total loans increased 14% on a linked quarter basis; grew 16% and 15%, respectively, from Q2 2010
“We are pleased to report another quarter of record earnings, one in which core earnings power improved dramatically. With a substantial increase in the net interest margin and continued improvement in credit cost trends, we realized much higher levels of ROA and ROE,” said George Jones, CEO. “In addition we saw strong growth in new lending relationships this quarter and have experienced a 33% reduction in non-performing loans. Because of our history of growth and profitability, we remain confident in our ability to demonstrate that Texas Capital is the Best Business Bank in Texas™.”
FINANCIAL SUMMARY
 (dollars and shares in thousands)

	Q2 2011	Q2 2010	%Change
QUARTERLY OPERATING RESULTS(1)
Net Income	$16,708	$8,116	106%
Diluted EPS	$.44	$.22	100%
ROA	1.08%	.58%
ROE	12.13%	6.33%
Diluted Shares	38,333	37,487

BALANCE SHEET(1)
Total Assets	$6,709,338	$5,961,472	13%
Demand Deposits	1,483,159	1,120,664	32%
Total Deposits	5,421,726	4,926,069	10%
Loans Held for Investment	5,164,293	4,462,830	16%
Total Loans	6,286,623	5,459,980	15%
Stockholders’ Equity	563,924	514,078	10%

(1)    Operating results, assets and loans are reporting from continuing operations

DETAILED FINANCIALS
Texas Capital Bancshares, Inc. reported net income from continuing operations of $16.7 million for the quarter ended June 30, 2011, compared to $8.1 million for the second quarter of 2010. On a fully diluted basis, earnings per common share from continuing operations were $.44 for the three months ended June 30, 2011 compared to $.22 for the same period last year. The discussion below relates only to continuing operations.
Return on average equity was 12.13 percent and return on average assets was 1.08 percent for the second quarter of 2011, compared to 6.33 percent and .58 percent, respectively, for the second quarter of 2010.
The net interest margin in the second quarter of 2011 was 4.86 percent, a 54 basis point increase from the second quarter of 2010 and a 40 basis point increase from the first quarter of 2011. The year over year and linked quarter increases are due to growth in loans, a reduction in funding costs and our ability to maintain and improve spreads on our loans. Net interest income was $71.1 million for the second quarter of 2011, compared to $57.9 million for the second quarter of 2010. The increase was due to an increase in average earning assets of $496.2 million over levels reported in the second quarter of 2010. The increase in average earning assets included a $430.9 million increase in average loans held for investment and a $143.7 million increase in average loans held for sale, offset by a decrease of $70.1 million in average securities.
Average total deposits for the second quarter of 2011 increased by $476.2 million from the second quarter of 2010 and decreased by $66.4 million from the first quarter of 2011. For the same periods, the average balance of demand deposits increased by $431.1 million, or 42 percent, to $1.5 billion from $1.0 billion during the second quarter of 2010 and increased $37.6 million, or 3 percent, from the first quarter of 2011.
In the second quarter of 2011, we experienced decreases in levels of non-performing assets and credit losses. Credit costs, including the provision for credit losses and valuation charges related to other real estate owned (“OREO”) totaled $8.7 million in the second quarter of 2011 compared to $15.1 million in the second quarter of 2010 and $10.8 million in the first quarter of 2011. We recorded an $8.0 million provision for credit losses in the second quarter of 2011 compared to $14.5 million in the second quarter of 2010 and $7.5 million in the first quarter of 2011. At June 30, 2011, due primarily to the substantial growth in the loan portfolio, the combined reserve decreased to 1.34 percent of loans held for investment as compared to 1.73 percent at June 30, 2010 and 1.53 percent at March 31, 2011. In management’s opinion, the reserve is adequate and is derived from consistent application of the methodology for establishing the adequacy of reserves for Texas Capital Bank’s loan portfolio. In the second quarter of 2011, net charge-offs were $10.5 million, compared to net charge-offs of $12.6 million in the second quarter of 2010 and net charge-offs of $9.0 million in the first quarter of 2011. Non-accrual loans were $77.9 million, or 1.51 percent of loans held for investment at the end of the second quarter of 2011, and $138.2 million, or 3.10 percent, at the end of the second quarter of 2010 and $116.5 million, or 2.47 percent, at the end of the first quarter 2011. At June 30, 2011, total OREO was $27.3 million compared to $42.1 million at the end of the second quarter of 2010, and $26.2 million at the end of the first quarter 2011. The OREO balance of $27.3 million at June 30, 2011 is stated net of a $9.2 million valuation allowance. The valuation charge for OREO reflected in non-interest expense was $725,000 in the second quarter of 2011 compared to $557,000 in the second quarter of 2010 and $3.3 million in the first quarter of 2011.
Non-interest income decreased $85,000 during the second quarter of 2011, or 1%, compared to the same period of 2010 primarily related to a decrease of $520,000 in equipment rental income due to the continued decrease in the leased equipment portfolio. Offsetting this decrease is a $337,000 increase in brokered loan fees and minor increases in various categories.
Non-interest expense for the first quarter of 2011 increased $6.2 million, or 16 percent, to $45.3 million from $39.1 million in the first quarter of 2010. The increase is primarily related to a $2.7 million increase in salaries and employee benefits to $24.1 million from $21.4 million, which was primarily due to general business growth. Marketing expense increased $1.6 million relating to general business growth. Allowance and other carrying costs for OREO expense increased $215,000 to $1.0 million, $725,000 of which related to deteriorating values of assets held in OREO. Of the $1.0 million valuation expense in the third quarter of 2011,

$725,000 related to direct write-downs of the OREO balance. Additionally, legal and professional expense and communications and technology expense increased $966,000 and $398,000, respectively, from the third quarter of 2010.
Stockholders’ equity increased by 10 percent from $514.1 million at June 30, 2010 to $563.9 million at June 30, 2011. Contributing to the increase was retained net income and proceeds of sales of common stock. The Bank is well capitalized under regulatory guidelines and at June 30, 2011, the Company’s ratio of tangible common equity to total tangible assets was 8.0 percent.
ABOUT TEXAS CAPITAL BANCSHARES, INC.
Texas Capital Bancshares, Inc. (NASDAQ: TCBI) is the parent company of Texas Capital Bank, a commercial bank that delivers highly personalized financial services to businesses and private clients. Headquartered in Dallas, the Bank has full-service locations in Austin, Dallas, Fort Worth, Houston and San Antonio.
This release contains forward-looking statements, which are subject to risks and uncertainties. A number of factors, many of which are beyond Texas Capital Bancshares’ control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These risks and uncertainties include the risk of adverse impacts from general economic conditions, competition, interest rate sensitivity and exposure to regulatory and legislative changes. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in the Form 10-K and other filings made by Texas Capital Bancshares with the Securities and Exchange Commission.

TEXAS CAPITAL BANCSHARES, INC.
SELECTED FINANCIAL HIGHLIGHTS (UNAUDITED)
(Dollars in thousands except per share data)

	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter
	2011	2011	2010	2010	2010

CONSOLIDATED STATEMENT OF INCOME
Interest income	$75,259	$70,111	$75,432	$72,600	$67,472
Interest expense	4,165	5,613	9,477	9,994	9,587

Net interest income	71,094	64,498	65,955	62,606	57,885
Provision for credit losses	8,000	7,500	12,000	13,500	14,500

Net interest income after provision for credit losses	63,094	56,998	53,955	49,106	43,385
Non-interest income	7,951	7,684	9,178	8,101	8,036
Non-interest expense	45,263	46,399	44,582	42,602	39,118

Income from continuing operations before income taxes	25,782	18,283	18,551	14,605	12,303
Income tax expense	9,074	6,344	6,475	5,074	4,187

Income from continuing operations	16,708	11,939	12,076	9,531	8,116
Loss from discontinued operations (after-tax)	(54)	(60)	(22)	(5)	(54)

Net income	$16,654	$11,879	$12,054	$9,526	$8,062

Diluted EPS from continuing operations	$.44	$.31	$.32	$.25	$.22
Diluted EPS	$.43	$.31	$.32	$.25	$.22

Diluted shares	38,332,888	38,341,679	37,658,396	37,444,516	37,486,785

CONSOLIDATED BALANCE SHEET DATA
Total assets	$6,709,338	$6,061,046	$6,448,179	$6,344,916	$5,961,472
Loans held for investment	5,164,293	4,711,424	4,711,330	4,483,204	4,462,830
Loans held for sale	1,122,330	811,400	1,194,209	1,399,208	997,150
Securities	157,821	171,990	185,424	202,177	227,029
Demand deposits	1,483,159	1,480,695	1,451,307	1,195,093	1,120,664
Total deposits	5,421,726	5,221,991	5,455,401	5,407,033	4,926,069
Other borrowings	561,902	133,995	300,387	270,628	376,646
Long-term debt	113,406	113,406	113,406	113,406	113,406
Stockholders’ equity	563,924	544,925	528,319	515,618	514,078

End of period shares outstanding	37,329,726	37,216,929	36,956,688	36,792,030	36,776,836
Book value (excluding securities gains/losses)	$14.97	$14.50	$14.15	$13.84	$13.79
Tangible book value (excluding securities gains/losses)	$14.41	$14.25	$13.89	$13.58	$13.53

SELECTED FINANCIAL RATIOS
From continuing operations
Net interest margin	4.86%	4.46%	4.12%	4.27%	4.32%
Return on average assets	1.08%	.78%	.72%	.62%	.58%
Return on average equity	12.13%	8.91%	9.04%	7.23%	6.33%
Non-interest income to earning assets	.54%	.53%	.57%	.55%	.60%
Efficiency ratio	57.3%	64.3%	59.3%	60.3%	59.3%
Efficiency ratio (excluding OREO valuation/write-down)	56.3%	59.7%	56.2%	55.1%	58.5%
Non-interest expense to earning assets	3.08%	3.20%	2.78%	2.90%	2.91%

Tangible common equity to total tangible assets	8.0%	8.8%	8.0%	7.9%	8.4%
Tier 1 capital ratio	10.2%	11.2%	10.6%	10.7%	11.0%
Total capital ratio	11.3%	12.5%	11.8%	11.9%	12.3%
Tier 1 leverage ratio	10.5%	10.3%	9.4%	10.0%	10.7%

TEXAS CAPITAL BANCSHARES, INC.
CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(Dollars in thousands)

	June 30,	June 30,	%
	2011	2010	Change

Assets
Cash and due from banks	$89,326	$93,159	(4)%
Federal funds sold	—	27,990	(100)%
Securities, available-for-sale	157,821	227,029	(30)%
Loans held for sale	1,122,330	997,150	13%
Loans held for sale from discontinued operations	396	582	(32)%
Loans held for investment (net of unearned income)	5,164,293	4,462,830	16%
Less: Allowance for loan losses	67,748	74,881	(10)%

Loans held for investment, net	5,096,545	4,387,949	16%
Premises and equipment, net	12,118	11,065	10%
Accrued interest receivable and other assets	210,406	207,486	1%
Goodwill and intangibles, net	20,792	9,644	116%

Total assets	$6,709,734	$5,962,054	13%

Liabilities and Stockholders’ Equity
Liabilities:
Deposits:
Non-interest bearing	$1,483,159	$1,120,664	32%
Interest bearing	3,196,108	3,394,648	(6)%
Interest bearing in foreign branches	742,459	410,757	81%

Total deposits	5,421,726	4,926,069	10%

Accrued interest payable	1,032	2,503	(59)%
Other liabilities	47,744	29,352	63%
Federal funds purchased	203,969	309,722	(34)%
Repurchase agreements	14,634	13,812	6%
Other borrowings	343,299	53,112	546%
Trust preferred subordinated debentures	113,406	113,406	—

Total liabilities	6,145,810	5,447,976	13%

Stockholders’ equity:
Preferred stock, $.01 par value, $1,000 liquidation value:
Authorized shares — 10,000,000
Issued shares	—	—
Common stock, $.01 par value:
Authorized shares — 100,000,000
Issued shares — 37,330,143 and 36,777,253 at June 30, 2011 and 2010, respectively	373	368	1%
Additional paid-in capital	343,997	342,724	0%
Retained earnings	214,340	164,227	31%
Treasury stock (shares at cost: 417 at June 30, 2011 and 2010, respectively)	(8)	(8)	—
Accumulated other comprehensive income, net of taxes	5,222	6,767	(23)%

Total stockholders’ equity	563,924	514,078	10%

Total liabilities and stockholders’ equity	$6,709,734	$5,962,054	13%

TEXAS CAPITAL BANCSHARES, INC.
CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
(Dollars in thousands except per share data)

	Three Months Ended		Six Months Ended
	June 30		June 30
	2011	2010	2011	2010

Interest income
Interest and fees on loans	$73,509	$64,935	$141,549	$126,504
Securities	1,680	2,491	3,526	5,217
Federal funds sold	5	40	33	42
Deposits in other banks	65	6	262	15

Total interest income	75,259	67,472	145,370	131,778
Interest expense
Deposits	3,417	8,420	8,288	16,178
Federal funds purchased	94	244	201	609
Repurchase agreements	2	2	4	6
Other borrowings	14	1	14	48
Trust preferred subordinated debentures	638	920	1,271	1,824

Total interest expense	4,165	9,587	9,778	18,665

Net interest income	71,094	57,885	135,592	113,113
Provision for credit losses	8,000	14,500	15,500	28,000

Net interest income after provision for credit losses	63,094	43,385	120,092	85,113
Non-interest income
Service charges on deposit accounts	1,608	1,539	3,391	3,022
Trust fee income	1,066	980	2,020	1,934
Bank owned life insurance (BOLI) income	539	481	1,062	952
Brokered loan fees	2,558	2,221	5,078	4,125
Equipment rental income	676	1,196	1,459	2,540
Other	1,504	1,619	2,625	2,411

Total non-interest income	7,951	8,036	15,635	14,984
Non-interest expense
Salaries and employee benefits	24,109	21,393	48,281	41,462
Net occupancy expense	3,443	3,032	6,753	6,046
Leased equipment depreciation	447	1,035	1,003	2,094
Marketing	2,733	1,101	4,856	1,888
Legal and professional	4,264	3,298	6,987	5,248
Communications and technology	2,584	2,186	4,931	4,112
FDIC insurance assessment	1,972	2,241	4,483	4,109
Allowance and other carrying costs for OREO	1,023	808	5,053	3,100
Other	4,688	4,024	9,315	8,245

Total non-interest expense	45,263	39,118	91,662	76,304

Income from continuing operations before income taxes	25,782	12,303	44,065	23,793
Income tax expense	9,074	4,187	15,418	8,077

Income from continuing operations	16,708	8,116	28,647	15,716
Loss from discontinued operations (after-tax)	(54)	(54)	(114)	(109)

Net income	$16,654	$8,062	$28,533	$15,607

Basic earnings per common share:
Income from continuing operations	$.45	$.22	$.77	$.43
Net income	$.45	$.22	$.77	$.43

Diluted earnings per common share:
Income from continuing operations	$.44	$.22	$.75	$.42
Net income	$.43	$.22	$.74	$.42

TEXAS CAPITAL BANCSHARES, INC.
SUMMARY OF LOAN LOSS EXPERIENCE
(Dollars in thousands)

	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter
	2011	2011	2010	2010	2010

Reserve for loan losses:
Beginning balance	$70,248	$71,510	$75,655	$74,881	$71,705
Loans charged-off:
Commercial	3,654	1,993	11,135	2,384	6,653
Real estate — construction	—	—	—	6,229	5,789
Real estate — term	6,424	7,364	5,751	3,000	—
Consumer	283	34	216	—	—
Leases	464	532	148	595	218

Total	10,825	9,923	17,250	12,208	12,660
Recoveries:
Commercial	143	546	47	76	30
Real estate — construction	—	243	—	1	—
Real estate — term	122	31	101	7	22
Consumer	3	1	2	2	—
Leases	26	150	75	8	55

Total recoveries	294	971	225	94	107

Net charge-offs	10,531	8,952	17,025	12,114	12,553
Provision for loan losses	8,031	7,690	12,880	12,888	15,729

Ending balance	$67,748	$70,248	$71,510	$75,655	$74,881

Reserve for off-balance sheet credit losses:
Beginning balance	$1,707	$1,897	$2,777	$2,165	$3,394
Provision (benefit) for off-balance sheet credit losses	(31)	(190)	(880)	612	(1,229)

Ending balance	$1,676	$1,707	$1,897	$2,777	$2,165

Total reserves for credit losses	$69,424	$71,955	$73,407	$78,432	$77,046

Total provision for credit losses	$8,000	$7,500	12,000	$13,500	$14,500

Reserve to loans held for investment(2)	1.31%	1.49%	1.52%	1.69%	1.68%
Reserve to average loans held for investment(2)	1.39%	1.49%	1.58%	1.68%	1.68%
Net charge-offs to average loans(1)(2)	.86%	.77%	1.49%	1.07%	1.13%
Net charge-offs to average loans for last twelve months(1)(2)	1.06%	1.11%	1.14%	.95%	.73%
Total provision for credit losses to average loans(1)(2)	.66%	.64%	1.05%	1.19%	1.30%
Combined reserves for credit losses to loans held for investment(2)	1.34%	1.53%	1.56%	1.75%	1.73%

Non-performing assets (NPAs):
Non-accrual loans	$77,884	$116,479	$112,090	$127,054	$138,236
Other real estate owned (OREO) (4)	27,285	26,172	42,261	38,646	42,077

Total	$105,169	$142,651	$154,351	$165,700	$180,313

Non-accrual loans to loans(2)	1.51%	2.47%	2.38%	2.83%	3.10%
Total NPAs to loans plus OREO(2)	2.03%	3.01%	3.25%	3.66%	4.00%
Reserve for loan losses to non-accrual loans	.9x	.6x	.6x	.6x	.5x

Restructured loans	$23,540	$22,219	$4,319	$—	$—
Loans past due 90 days and still accruing(3)	$10,333	$2,529	$6,706	$2,428	$13,962

Loans past due 90 days to loans(2)	.20%	.05%	.14%	.05%	.31%

(1)	Interim period ratios are annualized.

(2)	Excludes loans held for sale.

(3)	At June 30, 2011, loans past due 90 days and still accruing includes premium finance loans of $2.7 million. These loans are primarily secured by obligations of insurance carriers to refund premiums on cancelled insurance policies. The refund of premiums from the insurance carriers can take 180 days or longer from the cancellation date.

(4)	At June 30, 2011, OREO balance is net of $9.2 million valuation allowance.

TEXAS CAPITAL BANCSHARES, INC.
CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)
(Dollars in thousands)

	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter
	2011	2011	2010	2010	2010

Interest income
Interest and fees on loans	$73,509	$68,040	$73,206	$70,293	$64,935
Securities	1,680	1,846	2,018	2,246	2,491
Federal funds sold	5	28	118	50	40
Deposits in other banks	65	197	90	11	6

Total interest income	75,259	70,111	75,432	72,600	67,472
Interest expense
Deposits	3,417	4,871	8,371	8,760	8,420
Federal funds purchased	94	107	229	259	244
Repurchase agreements	2	2	1	3	2
Other borrowings	14	—	—	—	1
Trust preferred subordinated debentures	638	633	876	972	920

Total interest expense	4,165	5,613	9,477	9,994	9,587

Net interest income	71,094	64,498	65,955	62,606	57,885
Provision for credit losses	8,000	7,500	12,000	13,500	14,500

Net interest income after provision for credit losses	63,094	56,998	53,955	49,106	43,385
Non-interest income
Service charges on deposit accounts	1,608	1,783	1,708	1,662	1,539
Trust fee income	1,066	954	899	1,013	980
Bank owned life insurance (BOLI) income	539	523	482	455	481
Brokered loan fees	2,558	2,520	3,793	3,272	2,221
Equipment rental income	676	783	802	792	1,196
Other	1,504	1,121	1,494	907	1,619

Total non-interest income	7,951	7,684	9,178	8,101	8,036
Non-interest expense
Salaries and employee benefits	24,109	24,172	21,964	21,872	21,393
Net occupancy expense	3,443	3,310	3,140	3,128	3,032
Leased equipment depreciation	447	556	623	580	1,035
Marketing	2,733	2,123	2,198	1,333	1,101
Legal and professional	4,264	2,723	3,884	2,705	3,298
Communications and technology	2,584	2,347	2,143	2,256	2,186
FDIC insurance assessment	1,972	2,511	2,611	2,482	2,241
Allowance and other carrying costs for OREO	1,023	4,030	3,233	4,071	808
Other	4,688	4,627	4,786	4,175	4,024

Total non-interest expense	45,263	46,399	44,582	42,602	39,118

Income from continuing operations before income taxes	25,782	18,283	18,551	14,605	12,303
Income tax expense	9,074	6,344	6,475	5,074	4,187

Income from continuing operations	16,708	11,939	12,076	9,531	8,116
Loss from discontinued operations (after-tax)	(54)	(60)	(22)	(5)	(54)

Net income	$16,654	$11,879	$12,054	$9,526	$8,062

TEXAS CAPITAL BANCSHARES, INC.
QUARTERLY FINANCIAL SUMMARY — UNAUDITED
Consolidated Daily Average Balances, Average Yields and Rates
Continuing Operations
(Dollars in thousands)

	2nd Quarter 2011			1st Quarter 2011			4th Quarter 2010			3rd Quarter 2010			2nd Quarter 2010
	Average	Revenue/	Yield/	Average	Revenue/	Yield/	Average	Revenue/	Yield/	Average	Revenue/	Yield/	Average	Revenue/	Yield/
	Balance	Expense (1)	Rate	Balance	Expense (1)	Rate	Balance	Expense (1)	Rate	Balance	Expense (1)	Rate	Balance	Expense (1)	Rate

Assets
Securities — Taxable	$127,269	$1,346	4.24%	$140,007	$1,500	4.35%	$155,180	$1,666	4.26%	$173,835	$1,890	4.31%	$193,542	$2,126	4.41%
Securities — Non-taxable(2)	35,804	514	5.76%	37,154	532	5.81%	37,848	541	5.67%	38,357	548	5.67%	39,635	562	5.69%
Federal funds sold	14,303	5	0.14%	44,322	28	0.26%	241,907	118	0.19%	107,404	50	0.18%	91,564	40	0.18%
Deposits in other banks	77,928	65	0.33%	277,228	197	0.29%	144,650	90	0.25%	18,766	11	0.23%	12,449	6	0.19%
Loans held for sale	808,165	9,591	4.76%	735,682	8,677	4.78%	1,324,264	15,314	4.59%	1,074,309	12,760	4.71%	664,474	8,244	4.98%
Loans held for investment	4,890,696	63,918	5.24%	4,721,928	59,363	5.10%	4,533,501	57,892	5.07%	4,493,998	57,533	5.08%	4,459,790	56,691	5.10%
Less reserve for loan losses	68,031	—	—	70,142	—	—	74,580	—	—	74,810	—	—	71,536	—	—

Loans, net of reserve	5,630,830	73,509	5.24%	5,387,468	68,040	5.12%	5,783,185	73,206	5.02%	5,493,497	70,293	5.08%	5,052,728	64,935	5.15%

Total earning assets	5,886,134	75,439	5.14%	5,886,179	70,297	4.84%	6,362,770	75,621	4.72%	5,831,859	72,792	4.95%	5,389,918	67,669	5.04%
Cash and other assets	306,372			297,060			285,566			267,923			261,668

Total assets	$6,192,506			$6,183,239			$6,648,336			$6,099,782			$5,651,586

Liabilities and Stockholders’ Equity
Transaction deposits	$375,084	$55	0.06%	$345,978	$55	0.06%	$434,160	$132	0.12%	$465,370	$189	0.16%	$484,900	$389	0.32%
Savings deposits	2,465,118	1,700	0.28%	2,469,435	2,371	0.39%	2,511,343	3,978	0.63%	2,222,431	4,228	0.75%	2,054,199	4,047	0.79%
Time deposits	541,337	1,351	1.00%	709,604	1,921	1.10%	1,022,509	3,068	1.19%	955,703	3,044	1.26%	832,973	2,808	1.35%
Deposits in foreign branches	415,998	311	0.30%	376,570	524	0.56%	451,088	1,193	1.05%	418,112	1,299	1.23%	380,361	1,176	1.24%

Total interest bearing deposits	3,797,537	3,417	0.36%	3,901,587	4,871	0.51%	4,419,100	8,371	0.75%	4,061,616	8,760	0.86%	3,752,433	8,420	0.90%
Other borrowings	233,388	110	0.19%	159,450	109	0.28%	212,939	230	0.43%	230,043	262	0.45%	222,427	247	0.45%
Trust preferred subordinated debentures	113,406	638	2.26%	113,406	633	2.26%	113,406	876	3.06%	113,406	972	3.40%	113,406	920	3.25%

Total interest bearing liabilities	4,144,331	4,165	0.40%	4,174,443	5,613	0.55%	4,745,445	9,477	0.79%	4,405,065	9,994	0.90%	4,088,266	9,587	0.94%
Demand deposits	1,455,366			1,417,734			1,337,213			1,142,735			1,024,292
Other liabilities	40,177			47,753			35,589			28,997			24,693
Stockholders’ equity	552,632			543,309			530,089			522,985			514,335

Total liabilities and stockholders’ equity	$6,192,506			$6,183,239			$6,648,336			$6,099,782			$5,651,586

Net interest income		$71,274			$64,684			$66,144			$62,798			$58,082
Net interest margin			4.86%			4.46%			4.12%			4.27%			4.32%

(1)	The loan averages include loans on which the accrual of interest has been discontinued and are stated net of unearned income.

(2)	Taxable equivalent rates used where applicable.